Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Leimbach, Chief Financial Officer of First Breach Inc., certify that:

The quarterly report on Form 10-Q of First Breach Inc. for the period ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of First Breach Inc.

/s/ Richard Leimbach
Richard Leimbach
Chief Financial Officer
(Principal Financial Officer)

Date: August 28, 2026

A signed original of this written statement required by Section 906 has been provided to First Breach Inc. and will be retained by First Breach Inc. and furnished to the Securities and Exchange Commission or its staff upon request.